Bitmine

The Alchemy of 5%

NYSE: BMNR

Crypto Spring:
ETH is the future of money

Disclaimers

General

Bitmine Immersion Technologies, Inc. ("BMNR") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

Projections and Market Predictions

This presentation contains certain projections, estimates, and market predictions, including without limitation projections regarding the future price of Ethereum and other digital assets, anticipated staking revenues, the potential fair value of Ethereum by 2030, forward returns of the S&P 500, and expected growth in tokenization and agentic AI adoption. These projections and predictions are based on assumptions and beliefs of the Company's management, including expectations regarding macroeconomic conditions, cryptocurrency market cycles, geopolitical developments, and the continued adoption of blockchain technology. Such projections and predictions are inherently uncertain and are not guarantees, promises, or definitive statements of future outcomes or performance. Actual results may differ materially from those projected or predicted herein due to a variety of factors, including but not limited to changes in market conditions, regulatory developments, technological disruptions, geopolitical risks, shifts in investor sentiment, and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on any such projections or market predictions, and the Company undertakes no obligation to update or revise any projections or predictions, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third-Party Information

Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information.

Trademarks and Copyrights

All trademarks, service marks and trade names appearing in this presentation are the property of their respective owners. The contents of this presentation are protected by copyright and may not be reproduced, distributed or used without the prior written consent of the Company

Ethereum Tower LLC, and Ethereum Tower Instant LLC, together with respective affiliates, directors, officers, employees, advisers, and agents have not prepared, verified or approved the contents of this presentation and expressly disclaim any responsibility or liability for its accuracy, completes, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision.

Table of Contents

01
Crypto Spring is here

02
ETH is the Future of Money (Elon says it is Mass and Energy)

03
Bitmine primed for next bull cycle

01
Crypto Spring is here

ETHEREUM: Exiting a long consolidation



8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2,365

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation


8192
4096
2048
1024
512
256
128
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
consolidation
consolidation
consolidation
2,365

Source: Fundstrat, Bloomberg, coinmarketcap



Donald J. Trump
@realDonaldTrump

Iran really wants to make a deal, and it will be a good one for the U.S.A. and those that are with us. But don't the Dumocrats, and various seemingly unpatriotic Republicans, understand that it is MUCH tougher for me to properly do my job and negotiate, when political hacks keep negatively "chirping," at levels never seen before, over and over again, that I should move faster, or move slower, or go to war, or not go to war, or whatever. Just sit back and relax, it will all work out well in the end - It always does!
President DJT

103 ReTruths **407** Likes Jun 01, 2026, 1:02 AM

WTI: If war ends, major top is in


WTI oil, weekly since 2021
150
100
89.65
80
70
60
50
40
Log
Generic 1st 'CL' Future - Last Price 89.65
2021
2022
2023
2024
2025
2026
CL1 Comdty (Generic 1st 'CL' Future) WTI vBMNR Weekly 10JUN2021-01JUN2026
Copyright© 2026 Bloomberg Finance L.P.
01-Jun-2026 01:07:37

As of Apr 13, 2026

WTI: If war ends, major top is in


WTI oil, weekly since 2021
150
100
89.65
80
70
60
50
40
Log
2021
2022
2023
2024
2025
2026
CL1 Comdty (Generic 1st 'CL' Future) WTI vBMNR Weekly 10JUN2021-01JUN2026
Copyright© 2026 Bloomberg Finance L.P.
01-Jun-2026 01:07:37

$40 oil?

Terror premium collapse

As of Apr 13, 2026

ETHEREUM: Inversely correlated to oil


2116.0120
XETUSD Curncy (XET-USD Cross Rate) - Last Price 2116.0120
ETH correlation to Oil
0.40
0.20
0.00
-0.20
-0.40
2018
2019
2020
2021
2022
2023
2024
2025
2026
SPX Index (S&P 500 INDEX) vBMNR ETH Oil Corr Daily 23APR2016-18MAY2026
Copyright© 2026 Bloomberg Finance L.P.
31-May-2026 08:46:07
Highest ever inverse correlation

As of Apr 13, 2026

OIL: Extended high oil pushes core inflation higher


WTI Oil YoY%
40
26
20
0
-20
-40
US CPI Urban Consumers Energy Commodities - Price Change 1 Day Percent 67
SMAVG (12) 26
7.0
6.0
5.0
4.0
2.7
2.0
1.0
0.0
Core CPI YoY%
US CPI Urban Consumers Less Food & Energy YoY NSA - Last Price 2.8
1990-1994
1995-1999
2000-2004
2005-2009
2010-2014
2015-2019
2020-2024
CPUPENCM Index (US CPI Urban Consumers Energy Commodities) WTI Core CPI vBMNR Monthly 02JUN1987-29MAY2026
Copyright© 2026 Bloomberg Finance L.P.
31-May-2026 09:39:10

As of Apr 13, 2026

Minutes of the Federal Open Market Committee

April 28–29, 2026

"Several participants highlighted that it would likely be appropriate to lower the target range for the federal funds rate once there are clear indications that disinflation is firmly back on track or if solid signs emerge of greater weakness in the labor market. A majority of participants highlighted, however, that some policy firming would likely become appropriate if inflation were to continue to run persistently above 2 percent. To address this possibility, many participants indicated that they would have preferred removing the language from the postmeeting statement that suggested an easing bias regarding the likely direction of the Committee's future interest rate decisions."

Etherealize
@Etherealize_io

Brian Armstrong on the Clarity Act: "I think it will unlock a lot of institutional capital that will flow to the space broadly"

"The Clarity Act is about much more than stablecoins and rewards. I think it will create a lot of opportunities for people to work on tokenization, clarity about what is a commodity versus a security, exchanges and what their roles are. DeFi has an important role to play here. Self-custodial wallets. There's going to be lots of energy that comes out of it."


Q1 2026
Update
Brian Armstrong
Alesia Haas
Shan Aggarwal
Emilie Choi
Paul Grewal


Polymarket
Search polymarkets...
How it works
Trending
Breaking
New
Politics
Sports
Crypto
Esports
Iran
Finance
Geopolitics
Tech
Culture
Economy
Crypto · Trump
Clarity Act signed into law in 2026?
56% chance
▲10%
Polymarket
75%
65%
45%
May 3
May 17
May 31
$1,127,301 Vol.
Jan 1, 2027
1H
6H
1D
1W
1M
ALL
56%

As of Apr 13, 2026

Nic @nicrypto · May 30

Jamie Dimon just told Congress he "will have nothing to do" with the **CLARITY Act** if it allows stablecoin issuers to pay yield.

"The banks will not accept it."

Meanwhile, JPMorgan recently filed for its own tokenised money market fund - designed to function as a yield-bearing

Show more


FOX BUSINESS
6:06A MT
JAMIE DIMON ON THE JPMORGAN DEPOSIT COIN
THE HOT TOPIC
DOW FUTURES
50,886.00
143.00
+0.28%
1:17
FT EUROPE 404.27 1.45
GLOBAL DOW (.DCDOW) 6,903.58 22.29

110 75 401 32K

As of Apr 13, 2026

Nic @nicrypto · May 30

Jamie Dimon just told Congress he "will have nothing to do" with the **CLARITY Act** if it allows stablecoin issuers to pay yield.

"The banks will not accept it."

Meanwhile, JPMorgan recently filed for its own tokenised money market fund - designed to function as a yield-bearing

Show more


FOX BUSINESS
6:06A MT
JAMIE DIMON ON THE JPMORGAN DEPOSIT COIN
THE HOT TOPIC
DOW FUTURES
50,886.00
143.00
+0.28%
1:17

110 · 75 · 401 · 32K

Mike Novogratz @novogratz

Since when do banks get to decide on legislation? The way I understand basic government from the 10th grade is that our elected representatives write and pass laws.

It's time for Washington to do the right thing. They have heard all sides for 18 months.

Pass a bill that is good for our country! Period.

> **CoinDesk** @CoinDesk · May 29
>
> NEW: JPMorgan CEO Jamie Dimon escalated his opposition to stablecoin rewards under the Clarity Act:
>
> "The banks will not accept it."
>
> ...

4:45 PM · May 29, 2026 · **100.9K** Views

151 · 226 · 1.7K · 57

Donald J. Trump
@realDonaldTrump

And, obviously, BTC and ETH, as other valuable Cryptocurrencies, will be the heart of the Reserve. I also love Bitcoin and Ethereum!

> **Donald J. Trump**
> @realDonaldTrump · Mar 2, 2025
>
> A U.S. Crypto Reserve will elevate this critical industry after years of corrupt attacks by the Biden Administration, which is why my Executive Order on Digital Assets directed the Presidential Working Group to move forward on a Crypto Strategic Reserve that includes XRP, SOL, and ADA. I will make sure the U.S. is the Crypto Capital of the World. We are MAKING AMERICA GREAT AGAIN!

5.81k ReTruths **28.2k** Likes Mar 02, 2025, 12:11 PM

Source: Fundstrat

Glimpse
@GlimpseMarkets

Kevin Warsh: Bitcoin is the newest coolest software that will allow us to do things we could never have done before.


2:33
HOOVER

8:18 AM · May 31, 2026 · **2,620** Views

5 13 45 6

Source: Fundstrat

MACRO: Macro bullish on equities and risk-assets until 2030-2035



Americans age 30-48
5-year % change
20%
15%
10%
5%
0%
-5%
5-yr % change
1935
1937
1939
1941
1943
1945
1947
1949
1951
1953
1955
1957
1959
1961
1963
1965
1967
1969
1971
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1975
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1995
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1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027
2029
Primary debt leverage (age 30-48) - 5-yr % chg historical
Primary debt leverage (age 30-48) - 5-yr % chg US Census forecast

As of Apr 13, 2026

MACRO: Macro bullish on equities and risk-assets until 2030-2035



Americans age 30-48
5-year % change
Millennials
GenZ
GenAlpha
20%
15%
10%
5%
0%
-5%
5-yr % change
Primary debt leverage (age 30-48) - 5-yr % chg historical
Primary debt leverage (age 30-48) - 5-yr % chg US Census forecast
1935
1937
1939
1941
1943
1945
1947
1949
1951
1953
1955
1957
1959
1961
1963
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027
2029

MACRO: Macro bullish on equities and risk-assets until 2030-2035


Americans age 30-48
5-year % change
5-yr % change
20%
15%
10%
5%
0%
-5%
Primary debt leverage (age 30-48) - 5-yr % chg historical
Primary debt leverage (age 30-48) - 5-yr % chg US Census forecast
S&P 500
10-year % change
600%
500%
400%
300%
200%
100%
0%
(100%)
1935
1940
1945
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020
2025
2030

As of Apr 13, 2026

MACRO: Macro bullish on equities and risk-assets until 2030-2035


Americans age 30-48
5-year % change
5-yr % change
20%
15%
10%
5%
0%
-5%
Primary debt leverage (age 30-48) - 5-yr % chg historical
Primary debt leverage (age 30-48) - 5-yr % chg US Census forecast
S&P 500
15k to 18k
S&P 500
10-year % change
600%
500%
400%
300%
200%
100%
0%
(100%)
1935
1940
1945
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020
2025
2030


Crypto so weak
WHYYYY

Source: Fundstrat

02
Future of Money
(Elon says it is Mass and Energy)

ETHEREUM: Drivers for the future value of ETH/ ethereum

- Agentic-AI and Robots
- Wall Street tokenization
- Ethereum as a monetary unit
- Ethereum moving beyond foundation-centric

ETHEREUM: Drivers for the future value of ETH/ ethereum

- Agentic-AI and Robots
- Wall Street tokenization
- Ethereum as a monetary unit
- Ethereum moving beyond foundation-centric

AGENTIC AI: Milestones since 2023

	System	Capability
March 2023	OpenAI Chat GPT 4.0	First model capable of complex reasoning
March 2024	Cognition	AI used terminal, browser and editor autonomously.
October 2024	Anthropic	Claude could click, type, navigate applications and websites
Mid-2025	AI systems	Agents interacting with travel, delivery and ticketing platforms.
Dec 2023	Tesla Optimus Gen2	Significant humanoid dexterity improvements.
Early 2026	Ukraine	Industrial-scale robotic warfare production.
May 2026	OpenAI	Solved 80-year-old Erdős problem. First major AI-generated original mathematical contribution validated by experts.
May 2026	Figure AI	Factory package handling. Demonstrated economically relevant warehouse labor.

Source: Fundstrat

AGENTIC AI: Milestones since 2023

	System	Capability
March 2023	OpenAI Chat GPT 4.0	First model capable of complex reasoning
March 2024	Cognition	AI used terminal, browser and editor autonomously.
October 2024	Anthropic	Claude could click, type, navigate applications and websites
Mid-2025	AI systems	Agents interacting with travel, delivery and ticketing platforms.
Dec 2023	Tesla Optimus Gen2	Significant humanoid dexterity improvements.
Early 2026	Ukraine	Industrial-scale robotic warfare production.
May 2026	OpenAI	Solved 80-year-old Erdős problem. First major AI-generated original mathematical contribution validated by experts.
May 2026	Figure AI	Factory package handling. Demonstrated economically relevant warehouse labor.

Source: Fundstrat

AGENTIC AI: Milestones since 2023

	System	Capability
March 2023	OpenAI Chat GPT 4.0	First model capable of complex reasoning
March 2024	Cognition	AI used terminal, browser and editor autonomously.
October 2024	Anthropic	Claude could click, type, navigate applications and websites
Mid-2025	AI systems	Agents interacting with travel, delivery and ticketing platforms.
Dec 2023	Tesla Optimus Gen2	Significant humanoid dexterity improvements.
Early 2026	Ukraine	Industrial-scale robotic warfare production.
May 2026	OpenAI	Solved 80-year-old Erdős problem. First major AI-generated original mathematical contribution validated by experts.
May 2026	Figure AI	Factory package handling. Demonstrated economically relevant warehouse labor.

Source: Fundstrat

AGENTIC AI: Milestones since 2023

	System	Capability
March 2023	OpenAI Chat GPT 4.0	First model capable of complex reasoning
March 2024	Cognition	AI used terminal, browser and editor autonomously.
October 2024	Anthropic	Claude could click, type, navigate applications and websites
Mid-2025	AI systems	Agents interacting with travel, delivery and ticketing platforms.
Dec 2023	Tesla Optimus Gen2	Significant humanoid dexterity improvements.
Early 2026	Ukraine	Industrial-scale robotic warfare production.
May 2026	OpenAI	Solved 80-year-old Erdős problem. First major AI-generated original mathematical contribution validated by experts.
May 2026	Figure AI	Factory package handling. Demonstrated economically relevant warehouse labor.

Source: Fundstrat

AGENTIC AI: Milestones since 2023

	System	Capability
March 2023	OpenAI Chat GPT 4.0	First model capable of complex reasoning
March 2024	Cognition	AI used terminal, browser and editor autonomously.
October 2024	Anthropic	Claude could click, type, navigate applications and websites
Mid-2025	AI systems	Agents interacting with travel, delivery and ticketing platforms.
Dec 2023	Tesla Optimus Gen2	Significant humanoid dexterity improvements.
Early 2026	Ukraine	Industrial-scale robotic warfare production.
May 2026	OpenAI	Solved 80-year-old Erdős problem. First major AI-generated original mathematical contribution validated by experts.
May 2026	Figure AI	Factory package handling. Demonstrated economically relevant warehouse labor.

Source: Fundstrat

Non-Humans Are Increasing Share of All Content Created


Polymarket
75%
Bot-like wallet share of on-chain trading volume · Bloomberg, April 28, 2026
Web Traffic
53%
Automated share on Imperva enterprise network (good + bad bots) · Imperva 2026 Bad Bot Report, April 2026
Emails
47%
Spam share of global email traffic · Statista / DeBounce, December 2024
Stock Trading
44%
Electronic execution of US equity buy-side volume · Coalition Greenwich, January 2025
Website Creation
35%
New websites built using AI generation tools · Stanford / Imperial College / Internet Archive, April 2026
Product Reviews
30%
Online product reviews that are likely fake or AI-generated · ReviewDriver, 2025
X.com
20%
Bot-account share of X chatter (peer-reviewed) · Carnegie Mellon / Nature, March 2025
Reddit
15%
AI-generated share of Reddit posts, sitewide · Originality.ai, December 2025

NASDAQ: ORBS

Each bar measures share of activity that is non-human in origin or execution. The unifying concept is inauthentic activity; the specific form varies by domain — bot accounts, automated execution, botnet-sent spam, AI-generated content, and inauthentic / fake content. Detection methodology and definitions therefore differ per data point. This material is for informational purposes only and does not constitute investment advice.

Source: Fundstrat

"This is the grand unification of AI and crypto. AI agents are going to need money."

Marc Andreessen (founder of a16z)

Miles Deutscher
@milesdeutscher

Subscribe

This, singlehandedly, is why I'm still bullish on crypto.

If you don't believe me, listen to Marc Andreessen (founder of a16z - the world's biggest VC).

Crypto x AI is going to be HUGE - and one of the best product-market fits we've ever seen.

"This is the grand unification of AI and crypto. AI agents are going to need money."

This is the future.


0:43

8:14 AM · Apr 10, 2026 · **116.8K** Views

84 | 123 | 1K | 470

Source: Fundstrat

AGENTIC AI: Comparison traditional rails vs crypto

Category	What Agentic AI Needs	Traditional Rails (Banks / APIs / Web2)	Blockchain / Crypto Advantage
Identity	Persistent, global, machine-native identity	Fragmented (logins, KYC per platform, OAuth silos)	Self-sovereign identity (wallets, public/private keys)
Authentication	Trustless verification between machines	API keys, passwords, centralized auth servers	Cryptographic signatures
Unit of Payment	Native, programmable money for microtransactions	Credit cards, ACH (slow, expensive, human-centric)	Crypto tokens (instant, divisible, global)
Payments Speed	Real-time settlement	T+1 to T+3, batch processing	Near-instant settlement
Transaction Costs	Ultra-low fees for high-frequency actions	High fixed fees (card networks, wires)	Low/programmable fees
Programmability	Logic embedded in transactions	Limited (requires intermediaries, legal contracts)	Smart contracts
Smart Contracts	Deterministic execution of agreements	Legal enforcement + intermediaries	On-chain code execution
Global Access	Borderless operation	Jurisdictional fragmentation, FX friction	Permissionless global networks
Composability	Interoperable services	Walled gardens, API restrictions	Open protocols (DeFi, on-chain services)
Data Integrity	Verifiable state/history	Mutable databases, centralized control	Immutable ledgers
Availability	Always-on infrastructure	Downtime, banking hours	24/7 networks
Settlement Finality	Clear ownership resolution	Reversals, disputes, chargebacks	Final settlement on-chain
Censorship Resistance	Freedom to transact	Subject to platform/bank restrictions	Permissionless networks

Source: Fundstrat Digital Assets Research

ETHEREUM: Downstream to AI trade

SMH


244
240
220
200
180
160
140
120
100
80
60
Normalized As Of 05/27/20
VanEck Semiconductor ETF - Last
2025
2026

DRAM


240
228
220
200
180
160
140
120
100
80
60
Normalized As Of 04/02/2026
Roundhill Memory ETF - Last Pric
Apr
May
2026

MAGS


240
220
200
180
160
140
134
120
100
80
60
Normalized As Of 05/27/2025
Roundhill Magnificent Seven ETF - Last Price 13
Jun
Sep
2025
Dec
Mar
2026

IGV


240
220
200
180
160
140
120
98
80
60
Normalized As Of 05/27/2025
iShares Expanded Tech-Software Sector ETF - La
Jun
Sep
2025
Dec
Mar
2026

ETH


240
220
200
180
160
140
120
100
80
75
60
Normalized As Of 05/27/2025
XET-USD Cross Rate - Last Price 75
Jun
Sep
2025
Dec
Mar
2026

ETHEREUM: Downstream to AI trade

SMH


244
Normalized As Of 05/27/20
VanEck Semiconductor ETF - Last
2025
2026

DRAM


228
Normalized As Of 04/02/2026
Roundhill Memory ETF - Last Pric
Apr
May
2026

MAGS


134
Normalized As Of 05/27/2025
Roundhill Magnificent Seven ETF - Last Price 13
Jun
Sep
2025
Dec
Mar
2026

IGV


98
Normalized As Of 05/27/2025
iShares Expanded Tech-Software Sector ETF - La
Jun
Sep
2025
Dec
Mar
2026

ETH


75
Normalized As Of 05/27/2025
XET-USD Cross Rate - Last Price 75
Jun
Sep
2025
Dec
Mar
2026

As of Apr 13, 2026

ETHEREUM: Downstream to AI trade

SMH


244
Normalized As Of 05/27/20
VanEck Semiconductor ETF - Last
2025
2026

DRAM


228
Normalized As Of 04/02/2026
Roundhill Memory ETF - Last Pri
Apr
May
2026

MAGS


134
Normalized As Of 05/27/2025
Roundhill Magnificent Seven ETF - Last Price 13
Jun
Sep
2025
Dec
Mar
2026

IGV


98
Normalized As Of 05/27/2025
iShares Expanded Tech-Software Sector ETF - La
Jun
Sep
2025
Dec
Mar
2026

ETH


75
Normalized As Of 05/27/2025
XET-USD Cross Rate - Last Price 75
Jun
Sep
2025
Dec
Mar
2026

As of Apr 13, 2026

ETHEREUM: Downstream to AI trade

SMH **DRAM** **MAGS** **IGV** **ETH**


244
228
134
98
75
Normalized As Of 05/27/20
VanEck Semiconductor ETF - Last
Normalized As Of 04/02/2026
Roundhill Memory ETF - Last Pric
Normalized As Of 05/27/2025
Roundhill Magnificent Seven ETF - Last Price 13
Normalized As Of 05/27/2025
iShares Expanded Tech-Software Sector ETF - La
Normalized As Of 05/27/2025
XET-USD Cross Rate - Last Price 75
2025
2026
Apr
May
Jun
Sep
Dec
Mar

As of Apr 13, 2026

ETHEREUM: Downstream to AI trade

Downstream users of AI

SMH


244
Normalized As Of 05/27/20
VanEck Semiconductor ETF - Last
2025
2026

DRAM


228
Normalized As Of 04/02/2026
Roundhill Memory ETF - Last Pri
Apr
May
2026

MAGS


134
Normalized As Of 05/27/2025
Roundhill Magnificent Seven ETF - Last Price 13
Jun
Sep
2025
Dec
Mar
2026

IGV


98
Normalized As Of 05/27/2025
iShares Expanded Tech-Software Sector ETF - La
Jun
Sep
2025
Dec
Mar
2026

ETH


75
Normalized As Of 05/27/2025
XET-USD Cross Rate - Last Price 75
Jun
Sep
2025
Dec
Mar
2026

ETHEREUM: Downstream to AI trade

Future infrastructure of AI


SMH
DRAM
MAGS
IGV
ETH
244
228
134
98
75
Normalized As Of 05/27/20
VanEck Semiconductor ETF - Last
Normalized As Of 04/02/2026
Roundhill Memory ETF - Last Pric
Normalized As Of 05/27/2025
Roundhill Magnificent Seven ETF - Last Price 13
Normalized As Of 05/27/2025
iShares Expanded Tech-Software Sector ETF - La
Normalized As Of 05/27/2025
XET-USD Cross Rate - Last Price 75
2025
2026
Apr
May
Jun
Sep
Dec
Mar

As of Apr 13, 2026

ETHEREUM: Correlated to Software and Growth stocks


120
110
100
90
80
101.6600
5000
4500
4000
3500
3000
2500
1500
2017.165
IGV
Software has turned higher
Software $IGV
Sep
Dec
Mar
Jun
Sep
Dec
Mar
Jun
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) IGV ETH vBMNR Daily 03SEP2024-13DEC2026
Copyright© 2026 Bloomberg Finance L.P.
31-May-2026 10:13:07

As of Apr 13, 2026

ETHEREUM: Drivers for the future value of ETH/ ethereum

- Agentic-AI and Robots
- Wall Street tokenization
- Ethereum as a monetary unit
- Ethereum moving beyond foundation-centric

The Wolf Of All Streets
@scottmelker

WATCH: BLACKROCK CEO LARRY FINK SAYS "I ACTUALLY BELIEVE A NEW ASSET CLASS WILL BE BUYING FUTURES OF COMPUTE, WE JUST DON'T HAVE ENOUGH COMPUTE POWER RIGHT NOW."


SOURCE: THE MILKEN INSTITUTE
OBAL
ERENCE
MILKEN INSTITUTE
Laurence D. Fink
Chairman and CEO, BlackRock
0:19

4:00 AM · May 6, 2026 · **308.9K** Views

126 208 1.4K 336


Kalshi Crypto
Kalshi Crypto @Kalshi_Crypto · 4h
JUST IN: Billionaire LinkedIn Founder says crypto becomes critical in an AI world
91
208
1.6K
97K
Reid Hoffman
@reidhoffman
Never thought I'd see myself quoted by Kalshi!
12:47 PM · May 6, 2026 · 4,945 Views
13
1
65
2

Source: Fundstrat

Bitwise @Bitwise

Well, that escalated quickly.


Volume: Stablecoin Transactions vs. Visa Payments
Visa
Stablecoins
$35T
$30T
$25T
$20T
$15T
$10T
$5T
$0
2018
2019
2020
2021
2022
2023
2024
2025
Source: Bitwise Asset Management with data from Artemis and Visa. Data from January 1, 2018 to December 31, 2025 (most recently reported data for Visa).
Bitwise

4:21 PM · Apr 29, 2026 · **131.2K** Views

Source: Fundstrat

GRAYSCALE



Will Ogden Moore



Zach Pandl

we believe much of the **~$300 trillion** securities market — along with other types of assets like real estate — will migrate onchain

Exhibit 1: Tokenization megatrend just getting started


$ trillion
Tokenized Assets vs Traditional Markets
Estimated Total Value Outstanding
350
300
250
200
150
100
50
0
288
145
127
88
51
41
12
0.03
Residential Real Estate
Fixed Income
Equities
Listed Derivatives
Commercial Real Estate
Agricultural Land
Investment Gold
Tokenized Assets

Sources: SIFMA, Savills, World Gold Council, Bloomberg, RWA.xyz, Grayscale Investments. Real Estate as of 2022; securities markets as of 2024; investment gold and tokenized assets as of December 31, 2025. For illustrative purposes only.

Source: Fundstrat

GRAYSCALE



Will Ogden Moore



Zach Pandl

we believe much of the **~$300 trillion** securities market — along with other types of assets like real estate — will migrate onchain

Exhibit 1: Tokenization megatrend just getting started


$ trillion
Tokenized Assets vs Traditional Markets
Estimated Total Value Outstanding
350
300
250
200
150
100
50
0
288
145
127
88
51
41
12
0.03
Residential Real Estate
Fixed Income
Equities
Listed Derivatives
Commercial Real Estate
Agricultural Land
Investment Gold
Tokenized Assets

Sources: SIFMA, Savills, World Gold Council, Bloomberg, RWA.xyz, Grayscale Investments. Real Estate as of 2022; securities markets as of 2024; investment gold and tokenized assets as of December 31, 2025. For illustrative purposes only.

Source: Fundstrat


Ethereum
TVL
Token Mcap
$120b
$100b
$80b
$60b
$40b
$20b
$0
$600b
$500b
$400b
$300b
$200b
$100b
$0
2017
2019
2021
2023
2025
DefiLlama

Source: Fundstrat

GRAYSCALE



Will Ogden Moore



Zach Pandl

Networks that host a larger share of tokenized activity may capture a meaningful portion of the economic value created by this trend.

Exhibit 10: Mapping architectures to the roadmap


Blockchain Network Architecture and Tokenization
Canton
Provenance
Avalanche
BASE
Arbitrum
Ethereum
Solana
Institution-centric
Privacy features by default
Tokenization Focus
National/regional scope
Near term advantage
Hybrid Architecture
Open Architecture
Transparent by default
General Purpose
Global scope
Longer Term Upside Potential
For illustrative purposes only. Specific companies, issuers, platforms, or protocols are mentioned for educational purposes only and should not be deemed a recommendation to buy or sell any securities, digital assets, or other financial instruments.

Source: Fundstrat

FINANCIALS: Top 10 most profitable in USA today

	Ticker	Name	Net Income ($ Millions) CY 2026	Employees
1	JPM	JPMorgan Chase	59,918	300,000
2	BAC	Bank of America	32,863	
3	WFC	Wells Fargo & Co	21,555	
4	C	Citigroup Inc.	18,785	
5	MS	Morgan Stanley	18,595	
6	GS	Goldman Sachs	18,045	
7	SCHW	Charles Schwab	10,390	
8	BLK	BlackRock Inc.	8,750	
9	USB	US Bancorp	7,890	
10	BX	Blackstone Inc.	7,785	
11	PNC	PNC Financial Se	7,547	
12	BK	Bank NY Mellon	6,091	
13	TFC	Truist Financial	5,650	
14	KKR	KKR & Co Inc.	5,514	
15	NU	Nu Holdings Lt-A	4,236	

Source: Fundstrat

FINANCIALS: Mix in Jane Street + Tether

	Ticker	Name	Net Income ($ Millions) CY 2026	Employees
1	JPM	JPMorgan Chase	59,918	300,000
2		Jane Street	40,000	3,000
3	BAC	Bank of America	32,863	
4	WFC	Wells Fargo & Co	21,555	
5	C	Citigroup Inc.	18,785	
6	MS	Morgan Stanley	18,595	
7	GS	Goldman Sachs	18,045	
8	SCHW	Charles Schwab	10,390	
9	BLK	BlackRock Inc.	8,750	
10	USB	US Bancorp	7,890	
11	BX	Blackstone Inc.	7,785	
12	PNC	PNC Financial Se	7,547	
13	BK	Bank NY Mellon	6,091	
14	TFC	Truist Financial	5,650	
15	KKR	KKR & Co Inc.	5,514	

1:100 employees

Source: Fundstrat

Bloomberg @business

Jane Street notched a record quarter in the first three months of the year with $16.1 billion of trading revenue, more than double its haul in the first quarter of 2025

Net income also more than doubled from a year earlier, with Jane Street reporting $10.3 billion in the first quarter, according to people familiar with the matter

From bloomberg.com

12:25 PM · May 8, 2026 · **12.7K** Views

Source: Fundstrat

Bloomberg
@business

Jane Street notched a record quarter in the first three months of the year with $16.1 billion of trading revenue, more than double its haul in the first quarter of 2025

Net income also more than doubled from a year earlier, with Jane Street reporting $10.3 billion in the first quarter, according to people familiar with the matter

From bloomberg.com

12:25 PM · May 8, 2026 · **12.7K** Views

2026 on track to be *$40 billion*

"Moving money" more value "entire operations of a global bank"

Source: Fundstrat

FINANCIALS: Mix in Jane Street + Tether

Jane Street

	Ticker	Name	Net Income ($ Millions) CY 2026	Employees
1	JPM	JPMorgan Chase	**59,918**	300,000
2		Jane Street	**40,000**	3,000
3	BAC	Bank of America	**32,863**	
4	WFC	Wells Fargo & Co	**21,555**	
5	C	Citigroup Inc.	**18,785**	
6	MS	Morgan Stanley	**18,595**	
7	GS	Goldman Sachs	**18,045**	
8		Tether	**15,000**	300
9	SCHW	Charles Schwab	**10,390**	
10	BLK	BlackRock Inc.	**8,750**	
11	USB	US Bancorp	**7,890**	
12	BX	Blackstone Inc.	**7,785**	
13	PNC	PNC Financial Se	**7,547**	
14	BK	Bank NY Mellon	**6,091**	
15	TFC	Truist Financial	**5,650**	

1:100 employees

1:1000 employees

Source: Fundstrat

TECHNOLOGY: Disruption reduces value of incumbency

	Incumbent	New entrant
Automobile	Columbus Buggy Co, Studebaker, Durante-Dort	GM, Ford, Audi, VW, Porsche
Mobile Technology	MCI, Bell Atlantic, GTE, SBC	Vodafone, T-Mobile, Telecel
Digital Media	Hearst, Viacom, Newscorp	Google, Meta, TikTok
Cloud computing	IBM, Compaq, Dell, Gateway	Amazon AWS, Microsoft Azure, Oracle, Google Cloud
EVs	GM, Ford, Audi, VW, Porsche	Tesla

Source: Fundstrat

TECHNOLOGY: Disruption reduces value of incumbency

Overestimate value of incumbency

	Incumbent	New entrant
Automobile	Columbus Buggy Co, Studebaker, Durante-Dort	GM, Ford, Audi, VW, Porsche
Mobile Technology	MCI, Bell Atlantic, GTE, SBC	Vodafone, T-Mobile, Telecel
Digital Media	Hearst, Viacom, Newscorp	Google, Meta, TikTok
Cloud computing	IBM, Compaq, Dell, Gateway	Amazon AWS, Microsoft Azure, Oracle, Google Cloud
EVs	GM, Ford, Audi, VW, Porsche	Tesla

Source: Fundstrat

TECHNOLOGY: Disruption reduces value of incumbency

	Incumbent	New entrant
Automobile	Columbus Buggy Co, Studebaker, Durante-Dort	GM, Ford, Audi, VW, Porsche
Mobile Technology	MCI, Bell Atlantic, GTE, SBC	Vodafone, T-Mobile, Telecel
Digital Media	Hearst, Viacom, Newscorp	Google, Meta, TikTok
Cloud computing	IBM, Compaq, Dell, Gateway	Amazon AWS, Microsoft Azure, Oracle, Google Cloud
EVs	GM, Ford, Audi, VW, Porsche	Tesla

New entrant captures value

Source: Fundstrat

BY 2035: Half of the largest financial institutions will be native digital

Net Income ($ Millions)

	Ticker	Name	CY 2035	Employees
1	JPM	JPMorgan Chase	107,303	300,000
2		Native crypto bank	100,000	1,000
3	BAC	Bank of America	58,852	
4		Native crypto bank	50,000	1,000
5	C	Citigroup Inc.	33,641	
6		Native crypto bank	40,000	1,000
7	GS	Goldman Sachs	32,316	
8		Native crypto bank	25,000	1,000
9	SCHW	Charles Schwab	18,607	
10		Native crypto bank	15,000	1,000
11	USB	US Bancorp	14,129	
12	BX	Blackstone Inc.	13,941	
13	PNC	PNC Financial Se	13,515	
14	BK	Bank NY Mellon	10,909	
15	TFC	Truist Financial	10,118	

1:300 employees

Source: Fundstrat

ETHEREUM: Drivers for the future value of ETH/ ethereum

- Agentic-AI and Robots
- Wall Street tokenization
- Ethereum as a monetary unit
- Ethereum moving beyond foundation-centric

Elon Musk X
@elonmusk

That's why I say the system won't use dollars as currency in the future. Just mass and energy.

1:52 AM · Feb 13, 2026 · **372.4K** Views

1K 833 8.2K 696

Source: Fundstrat


Elon Musk
@elonmusk
That's why I say the system won't use dollars as currency in the future. Just mass and energy.
1:52 AM · Feb 13, 2026 · 372.4K Views
1K
833
8.2K
696
Future money is compute and energy

Source: Fundstrat

standard chartered

Digital Assets

Global Research
28 May 2026

- **Internal metrics for Ethereum continue to improve, but the ETH price has fallen**
- **We think it is only a matter of time before the ETH price catches back up to the metrics**
- **As such, we reaffirm our ETH price forecasts of USD 4,000 for end-2026 and USD 40,000 for end-2030**

The stock is not the company and the company is not the stock

Internal metrics for Ethereum (ETH) continue to improve – transaction numbers and total value locked (measured in ETH terms) both remain close to all-time highs. However, the ETH price continues to underperform in both absolute and relative terms – ETH-USD has fallen 57% from its August 2025 high to around USD 2,100, while ETH-BTC is down 37% over the same period.

Geoff Kendrick

Global Head of Digital Assets Research
Standard Chartered Bank

Digital Assets – Ethereum – Improving internal metrics

Share to Teams Zoom

Digital Assets – Ethereum – Improving internal metrics Summarize this email

KG Kendrick, Geoffrey

Thu 5/28/2026 4:03 AM

PUBLIC

I view ETH's performance very much as Jeff Bezos described AMZN share price during the 2001 tech bubble burst. This quote, from a 2018 speech encapsulates the point:

"The stock is not the company. And the company is not the stock. And so, as I watched the stock fall from $113 to $6, I was also watching all of our internal business metrics...
every single thing about the business was getting better. And so, while the stock price was going the wrong way, everything inside the company was going the right way."

I also note AMZN share price (once adjusted for stock splits) has multiplied 1000x since the 2001 lows.

Source: Fundstrat

Digital Assets – Ethereum – Improving internal metrics

Share to Teams | Zoom

Digital Assets – Ethereum – Improving internal metrics Summarize this email

KG Kendrick, Geoffrey

Thu 5/28/2026 4:03 AM

PUBLIC

I view ETH's performance very much as Jeff Bezos described AMZN share price during the 2001 tech bubble burst. This quote, from a 2018 speech encapsulates the point:

"The stock is not the company. And the company is not the stock. And so, as I watched the stock fall from $113 to $6, I was also watching all of our internal business metrics...
every single thing about the business was getting better. And so, while the stock price was going the wrong way, everything inside the company was going the right way."

I also note AMZN share price (once adjusted for stock splits) has multiplied 1000x since the 2001 lows.

Source: Fundstrat

Etherealize
@Etherealize_io

Read the full Productive Money report by Etherealize here:

Etherealize @Etherealize_io · Apr 21


X Article

The Path to $250,000 ETH: Ethereum and the Era of Productive Money

To download this report as a PDF and learn more about the "Productive Money" thesis, visit productivemoney.org

As of April 2026, the combined monetary premium of gold and Bitcoin is...

$250,000

Source: Fundstrat

ETH/BTC ratio: 2026 tailwinds argue for ATH (all time high) in ratio


ratio
ETH/BTC:
0.08727
Projected
ETH/BTC:
????
8-yr avg:
0.04790
ETH/BTC:
0.03202
0.10000
0.09000
0.08000
0.07000
0.06000
0.05000
0.04000
0.03202
0.03000
0.02000
Log
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH/BTC '18 vBMNR Daily 31DEC2017-14APR2026
Copyright© 2026 Bloomberg Finance L.P.
14-Apr-2026 06:08:59

Source: Bloomberg and Fundstrat

ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

8-yr avg → 0.0479; 2021 high → 0.0873; ETH "payment rails" → 0.2500

BTC Price	0.0239	0.0359	0.0479	0.0598	0.0873	0.1250	0.2500	0.3500
100,000	2,393	3,590	4,786	5,983	8,727	12,500	25,000	35,000
125,000	2,991	4,487	5,983	7,478	10,909	15,625	31,250	43,750
150,000	3,590	5,384	7,179	8,974	13,091	18,750	37,500	52,500
200,000	4,786	7,179	9,572	11,965	17,454	25,000	50,000	70,000
250,000	5,983	8,974	**$11,965**	14,956	**$21,818**	31,250	**$62,500**	87,500
500,000	11,965	17,948	23,930	29,913	43,635	62,500	125,000	175,000
1,000,000	23,930	35,895	47,860	59,825	87,270	125,000	**$250,000**	350,000

Source: Fundstrat

ETHEREUM: Exiting a long consolidation


consolidation
consolidation
consolidation
2,365
8192
4096
2048
1024
512
256
128
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation


227x
54x
$1,366
$4,626
$6
$85
2,365
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation


54x
227x
$4,626
$1,366
2,365
$85
$6
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation


54x
227x
$4,626
tokenization
$1,366
2,365
$85
$6
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Exiting a long consolidation



54x
227x
agentic AI
tokenization
$4,626
$1,366
2,365
$85
$6
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

ETHEREUM: Drivers for the future value of ETH/ ethereum

- Agentic-AI and Robots
- Wall Street tokenization
- Ethereum as a monetary unit
- Ethereum moving beyond foundation-centric



vitalik.eth
@VitalikButerin

In these five years, the Ethereum Foundation is entering a period of mild austerity, in order to be able to simultaneously meet two goals:

1. Deliver on an aggressive roadmap that ensures Ethereum's status as a performant and scalable world computer that does not compromise on robustness, sustainability and decentralization.
2. Ensures the Ethereum Foundation's own ability to sustain into the long term, and protect Ethereum's core mission and goals, including both the core blockchain layer as well as users' ability to access and use the chain with self-sovereignty, security and privacy.

Source: Fundstrat


Ethereum Foundation
14 Addresses
$244,015,889.08
-1.79%
Share
BALANCES HISTORY
TOKEN BALANCES HISTORY
PROFIT & LOSS
COIN ETH
Choose a token
1W 1M 3M ALL
14M
12M
10M
8M
6M
4M
2M
0
2016
2018
2020
2022
2024
2026
ARKHAM

104,000 ETH

Source: Fundstrat



Ethereum Foundation
14 Addresses
$244,015,889.08
-1.79%
Share
BALANCES HISTORY
TOKEN BALANCES HISTORY
PROFIT & LOSS
COIN ETH
Choose a token
1W 1M 3M ALL
14M
12M
10M
8M
6M
4M
2M
0
17%
1%
0.3%
0.1%
2016
2018
2020
2022
2024
2026
ARKHAM

104,000 ETH

Source: Fundstrat

TREASURY: Treasuries offset Ethereum Foundation sales


Ethereum Foundation
(% of ETH supply)
0.3%
0.1%
March 2025
May 2026

Source: Fundstrat

TREASURY: Treasuries offset Ethereum Foundation sales


6.9%
ETH Treasuries
(% of ETH supply)
0.4%
Ethereum Foundation
(% of ETH supply)
0.3%
0.1%
March 2025
May 2026

Source: Fundstrat

TREASURY: Treasuries offset Ethereum Foundation sales


6.9%
ETH Treasuries
(% of ETH supply)
Bitmine is
4.5%, or 65%
of total
0.4%
Ethereum Foundation
(% of ETH supply)
0.3%
0.1%
March 2025
May 2026

Source: Fundstrat

FOUNDATION: Role of foundation evolving post-2024

- Fund public goods — Support core protocol development, security research, audits, developer tools, documentation, and education that private companies have little incentive to fund.
- Provide legal and operational infrastructure — Serve as the entity that can hire staff, manage funds, issue grants, hold intellectual property, organize events, and enter into contracts on behalf of an otherwise decentralized ecosystem.
- Coordinate ecosystem growth — Bring together developers, validators, exchanges, wallets, enterprises, academics, and community members around a shared roadmap and vision.
- Protect protocol neutrality — Create separation between the network and any single founder, company, or commercial interest, helping establish credibility as an open public network.

Source: Fundstrat

FOUNDATION: Pre-2024, foundation was the quasi-corporation

1. Fund public goods	Support core protocol development, security research, audits, developer tools, documentation, and education that private companies have little incentive to fund.
2. Provide legal and operational infrastructure	Serve as the entity that can hire staff, manage funds, issue grants, hold intellectual property, organize events, and enter into contracts on behalf of an otherwise decentralized ecosystem.
3. Coordinate ecosystem growth	Bring together developers, validators, exchanges, wallets, enterprises, academics, and community members around a shared roadmap and vision.
4. Protect protocol neutrality	Create separation between the network and any single founder, company, or commercial interest, helping establish credibility as an open public network.
5. Bootstrap adoption and network effects	Use grants, funding, education, and outreach to help a new ecosystem reach critical mass during its formative years.

Source: Fundstrat

FOUNDATION: Pre-2024, foundation was the quasi-corporation

1. Fund pu… …oper tools, …tive to fund.

2. Provic… …ntellectual operat… …vise

3. Coord… …academics, growth…

4. Protec… …ny, or …vork.

5. Boots… …reach critical networ…


made sense
defi only

Source: Fundstrat

FOUNDATION: Post-2024, foundation role evolved and narrowed

1. **Steward public goods and long-term research**	Focus on funding infrastructure, security, interoperability, cryptography, and other investments that benefit the entire ecosystem.
2. **Coordinate private sector efforts**	Bring together competing companies, developers, institutions, and stakeholders to collaborate on shared ecosystem goals without favoring any one participant.
3. **Develop standards and best practices**	Help establish technical, regulatory, governance, and interoperability standards that support global adoption.
4. **Represent the ecosystem externally**	Serve as a trusted interface for governments, regulators, enterprises, academia, and other institutions seeking to engage with the protocol.
5. **Strengthen decentralization**	Shift from being the center of decision-making to becoming one institution among many, supporting a diverse network of builders, companies, DAOs, validators, and community organizations.

Source: Fundstrat

SCALE: Moving beyond a foundation-centric model

	Network Value	Years	# nodes/ Countries	Developers
Ethereum	$240 billion	11	11,500	15,000

Source: Fundstrat

SCALE: Moving beyond a foundation-centric model

	Network Value	Years	# nodes/ Countries	Developers
Ethereum	$240 billion	11	11,500	15,000

	Industry	Inception Year	Members	Focus
CTIA	Mobile Telecoms	1982	1,000	Wireless advocacy, certification, surveys; global mobile operator coordination, MWC, policy, roaming/standards ecosystem
SIA; World Semiconductor Council	Semis	1977	1,000	U.S. chip policy, CHIPS advocacy, trade, research coordination; global industry-government coordination
National Association of Broadcasters	Radio/ TV	1923	>8,000	Advocacy, lobbying, education, innovation and industry support

Source: Fundstrat

SCALE: Moving beyond a foundation-centric model

	Network Value	Years	# nodes/ Countries	Developers
Ethereum	$240 billion	11	11,500	15,000

OPTIMISM

Etherealize
The future of finance is on Ethereum

OFFCHAIN LABS

consensys

EEA.ETH

Source: Fundstrat

SCALE: Moving beyond a foundation-centric model

	Network Value	Years	# nodes/ Countries	Developers
Ethereum	$240 billion	11	11,500	15,000

OPTIMISM

Etherealize
The future of finance is on Ethereum

OFFCHAIN LABS

Bitmine

consensys

EEA.ETH

Sharplink

Source: Fundstrat


Classic Entertainment
Rage quitting
at the bottom

Source: Fundstrat

03
Bitmine primed for next bull cycle

BITMINE: Building and stacking during the crypto 'mini-winter'

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world's largest content creator
- Uplisted to NYSE 'Big Board'
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

BITMINE: Building and stacking during the crypto 'mini-winter'

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world's largest content creator
- Uplisted to NYSE 'Big Board'
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

MOONSHOT: Eightco


EIGHTCO HOLDINGS
Home
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Holdings
Investor Relations
TREASURY OVERVIEW
$321M
Total Portfolio Value as of April 6, 2026
34.9%
28%
21.9%
7.8%
7.4%
Cash & Equivalents
$112M
Cash on hand, stablecoins & fiat
OpenAI
$90M
Pre-IPO equity
WLD Tokens
$70M
277M tokens
~9% of circulating supply
Beast Industries
$25M
$5.2B valuation (Bloomberg)
Ethereum
$24M
11,068 ETH
Portfolio diversification

Source: Eightco

Bitmine Investment in Eightco (NASDAQ: ORBS)

world

+ Founded in 2019 by Sam Altman (OpenAI CEO) and Alex Blania
+ Dedicated to building a global-scale proof-of-human network to distinguish humans from AI in a post-AGI world
+ End-to-end stack comprising of hardware, privacy-preserving blockchain, digital asset, and wallet w/ app store
+ Open source and permissionless
+ Secured by **Ethereum**



PROOF OF HUMAN: Non-humans' share of new content is rising


Polymarket
75%
Web Traffic
53%
Emails
47%
Stock Trading
44%
Website Creation
35%
Product Reviews
30%
X.com
20%
Reddit
15%

Source: **Polymarket**: Bot-like wallet share of trading volume from "Most prediction market traders are losing money while bots rack up gains" · Bloomberg, April 28, 2026. **Web Traffic**: *Automated share on Imperva enterprise network (good + bad bots) from* "Bad Bot Report 2026: The Internet Is No Longer Human and It's Changing How Business Works" · Imperva 2026 Bad Bot Report, April 2026, **Emails**: *Spam share of global email traffic from* "Email Spam Statistics 2026" · DeBounce, December 2024, **Stock Trading**: *Electronic execution of US equity buy-side volume from* "U.S. Equity Trading Business Gaining Momentum: Commission Growth and Continued Movement to E-Trading" · Coalition Greenwich, January 2025, **Website Creation**: *New websites built using AI generation tools from* "The Impact of AI-Generated Text on the Internet" · Stanford / Imperial College / Internet Archive, April 2026, **Product Reviews**: *Online product reviews that are likely fake or AI-generated from* "What Percentage of Online Reviews Are Fake in 2025? Uncovering the Facts" · ReviewDriver, 2025, **X.com**: *Bot-account share of X chatter from* "A global comparison of social media bot and human characteristics" · Carnegie Mellon / Nature, March 2025, **Reddit**: *AI-generated share of Reddit posts, sitewide from* "15% of Reddit Posts are Likely AI-generated in 2025" · Originality.ai, December 2025

Reddit CEO considering requiring FaceID or human verification.


Polymarket
@Polymarket
JUST IN: Reddit CEO says the company is considering requiring Face ID to ensure humanity in order to crack down on AI bots.
12:58 PM · Mar 21, 2026 · 314.3K Views
458
339
1.8K
186
Exclusive / Reddit in talks to embrace Sam Altman's iris-scanning Orb to verify users
Reed Albergotti
Tech Editor, Semafor
Jun 20, 2025, 11:43am EDT
TECH
NORTH AMERICA
reddit

MOONSHOT: We believe Eightco's private holdings are undervalued

VCX BY FUNDRISE

The public ticker for private tech℠

1	Anthropic	20.7%
2	Databricks	17.7%
3	OpenAI	9.9%
4	Anduril	6.9%
5	Ramp	5.1%
6	SpaceX	5.0%
7	Epic Games	3.5%
8	Flock Safety	3.0%
9	dbt (Fivetran)	2.8%
10	Vanta	1.9%

13X mNAV

EIGHTCO HOLDINGS

1	OpenAI	28%
2	Worldchain	22%
3	MrBeast	8%
4	Ethereum	8%
5	Cash	34%

Under-valued

Source: Eightco, VCX

BITMINE: Building and stacking during the crypto ‘mini-winter’

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world’s largest content creator
- Uplisted to NYSE ‘Big Board’
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

MAVAN: Now open for business

- MAVAN launched commercial service at end of March 2026.
- MAVAN is the largest single staking operator in the World with >$14 billion staked.
- MAVAN staking other clients assets representing >$2 billion USD and non-ETH assets including HYPE and SOL.


We're
OPEN

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

STAKING: BMNR now staking over 4.7 million ETH



ETH Staked Over Time
408,627
659,219
1,256,083
1,838,003
2,009,267
2,897,459
2,897,459
3,040,483
3,040,483
3,040,483
3,040,483
3,040,515
3,142,643
3,142,643
3,334,637
3,334,637
3,334,637
3,701,589
4,362,757
4,712,917
5,206,790
6,034,371
Fully staked
86%
78%



Annualized Staking Revenue by Week ($ Million)
34
59
110
166
160
189
202
176
171
172
174
187
184
177
196
212
221
264
297
319
$352
$408
Fully staked
86%
78%
12/28
1/4
1/11
1/19
1/25
2/1
2/8
2/15
2/22
3/1
3/8
3/15
3/22
3/29
4/5
4/12
4/19
4/26
5/3
5/10
5/10*
Alchemy

Source: Fundstrat, Stats are calculated based on BMNR weekly press release.

BITMINE: Building and stacking during the crypto 'mini-winter'

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world's largest content creator
- Uplisted to NYSE 'Big Board'
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Newest Moonshot: Bitmine $200 million investment Beast Industries


ethereum


BEAST INDUSTRIES®
YouTube
BEAST GAMES
"THE PIZZA"
LUNCHLY
FEASTABLES
PRIME
MR BEAST
FEASTABLES
MILK CHOCOLATE

BEAST FINANCIAL: We believe could be the next Robinhood for GenZ

Generation	US Population	Leading institution
Baby Boomers	75 (millions)	Schwab
GenX	66	Blackrock Blackstone
Millennials	75	Robinhood Sofi Chime
GenZ	69	Beast Financial Services
GenAlpha	51	

Mr Beast *dominates*

Will the 'Great Wealth Transfer' transform the markets?


Estimated wealth to be inherited through 2048, by generation:
$50 T
$40 T
$30 T
$20 T
$10 T
$0
$6 trillion
$39 trillion
$46 trillion
$15 trillion
Baby boomers (born 1946-1964)
Gen X (1965-1980)
Millennials (1981-1996)
Gen Z (1997 or later)

Source: Cerulli Associates, "The Cerulli Report: U.S. High-Net-Worth and Ultra-High-Net-Worth Markets 2024."

BITMINE: Building and stacking during the crypto ‘mini-winter’

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world’s largest content creator
- Uplisted to NYSE ‘Big Board’
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

NYSE: Bitmine is now traded on Big Board NYSE

Bitmine is now traded on the Big Board NYSE...

NYSE: **BMNR**



PR Newswire by CISION

NYSE

Bitmine

Bitmine Immersion Technologies (NYSE: BMNR) Announces Uplisting to New York Stock Exchange and Expansion of Share Repurchase Program to $4 Billion

NEWS PROVIDED BY
Bitmine Immersion Technologies, Inc. →
Apr 09, 2026, 08:30 ET

SHARE THIS ARTICLE

Joining NYSE "Big Board" represents a major milestone for Bitmine, the world's largest holder of Ethereum

Bitmine now owns 3.98% of the ETH token supply, over 79% of the way to the 'Alchemy of 5%' in just 9 months

Bitmine Crypto + Total Cash Holdings + "Moonshots" total $11.4 billion, including 4.803 million ETH tokens, total cash of $864 million, and other crypto holdings

Bitmine leads crypto treasury peers by both the velocity of raising crypto NAV per share and by the high trading liquidity of BMNR stock

Bitmine remains supported by a premier group of institutional investors including ARK's Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas "Tom" Lee to support Bitmine's goal of acquiring 5% of ETH

BITMINE: Building and stacking during the crypto 'mini-winter'

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world's largest content creator
- Uplisted to NYSE 'Big Board'
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

ALCHEMY OF 5%: Reached 4% in just 9 months


5%
Sometime 2026
4%
Apr 10, 2026
3%
Nov 21, 2025
2%
Sep 21, 2025
1%
Aug 13, 2025
0.1%
June 30, 2025
June 2025
Dec 2025
June 2026
Dec 2026

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

ALCHEMY OF 5%: Reached 4% in just 9 months


5%
Sometime 2026
4%
Apr 10, 2026
We are here
3%
Nov 21, 2025
2%
Sep 21, 2025
1%
Aug 13, 2025
0.1%
June 30, 2025
June 2025
Dec 2025
June 2026
Dec 2026

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

ALCHEMY OF 5%: Reached 4% in just 9 months


5%
Sometime 2026
4%
Apr 10, 2026
We are here
Slow pace of accumulation
3%
Nov 21, 2025
2%
Sep 21, 2025
1%
Aug 13, 2025
0.1%
June 30, 2025
June 2025
Dec 2025
June 2026
Dec 2026

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

ALCHEMY OF 5%: Reached 4% in just 9 months


5%
Sometime 2026
4%
Apr 10, 2026
Slow pace of accumulation
3%
Nov 21, 2025
2%
Sep 21, 2025
1%
Aug 13, 2025
0.1%
June 30, 2025
June 2025
Dec 2025
June 2026
Dec 2026

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

DATS: DATS *track* the price of treasury asset... up or down


Proper DAT
outperforms
crypto

As of Jan 4, 2026
Source: Fundstrat, Bloomberg

BITMINE: Outperformed ETH in 2025 and 2026


2025:
June 30 to Dec 31
Ethereum
22%
BitMine
503%

BITMINE: Outperformed ETH in 2025 and 2026


2025:
June 30 to Dec 31
Outperformed +48,100bp
Ethereum
22%
BitMine
503%

BITMINE: Outperformed ETH in 2025 and 2026


2025:
June 30 to Dec 31
Outperformed +48,100bp
2026:
Dec 31 to May 10
Ethereum
22%
-18%
BitMine
503%
-15%

BITMINE: Outperformed ETH in 2025 and 2026

2025:
June 30 to Dec 31

2026:
Dec 31 to May 10


Outperformed +48,100bp
Outperformed +310bp
Ethereum
22%
-18%
BitMine
503%
-15%

BMNR: Stock price follows ETH price


ticker:
BMNR
Legend
Track
Annotate
Zoom
Select
Copy
BMNR US Equity
60
55
50
45
40
35
30
25
2800
3000
3200
3400
3600
3800
4000
4200
4400
4600
4800
XETUSD Curncy

BMNR: Stock price follows ETH price

ticker: BMNR


Legend
Track
Annotate
Zoom
Select
Copy
BMNR US Equity
60
55
50
45
40
35
30
25
2800
3000
3200
3400
3600
3800
4000
4200
4400
4600
4800
XETUSD Curncy

**Coefficient:
0.015 * ETH + ETH/share accretion

Etherealize @Etherealize_io

Read the full Productive Money report by Etherealize here:

Etherealize @Etherealize_io · Apr 21


X Article

The Path to $250,000 ETH: Ethereum and the Era of Productive Money

To download this report as a PDF and learn more about the "Productive Money" thesis, visit productivemoney.org

As of April 2026, the combined monetary premium of gold and Bitcoin is...

$250,000

Source: Fundstrat

BMNR: Stock price follows ETH price


BMNR:
$5,000
$5,000
ticker:
BMNR
BMNR:
$1,500
$1,500
BMNR:
$500
$500
Legend Track Annotate Zoom Select Copy
BMNR US Equity
XETUSD Curncy
$22,000
$22,000
$62,500
$250,000

**Coefficient:
0.015 * ETH + ETH/share accretion

Bitmine management team

Thomas "Tom" Lee

Chairman

Thomas Lee is a Managing Partner and the Head of Research at Fundstrat, Chief Investment Officer of Fundstrat Capital and the Chairman of the Board of BitMine. He is an accomplished Wall Street strategist with over 30 years of experience in equity research, and has been consistently top ranked by Institutional Investor since 1998. Prior to co-founding Fundstrat, he served most recently as J.P. Morgan's Chief Equity Strategist from 2007 to 2014, and previously as Managing Director at Salomon Smith Barney. He is also a full-time contributor to CNBC.

Chi Tsang

Chief Executive Officer

Chi Tsang is a Wall Street veteran with more than 25 years of experience in senior roles across venture capital, investment banking, portfolio management, and equity research. His career has spanned New York and Hong Kong, with a focus on technology, media, and internet sectors.

Mr. Tsang earned a B.S. in Policy Analysis from Cornell University and an MBA from the Fordham Gabelli School of Business, and is a CFA charterholder.

Young Kim

Chief Financial Officer & Chief Operating Officer

Young Kim is an investment executive with over 20 years of experience managing multi-billion dollar global franchises, leveraging a unique "Engineer-Investor" pedigree honed through his earlier career as a software engineer and his education at MIT and Harvard Business School. He served as a Partner and a Senior Portfolio Manager at Axiom Investors from 2021 to 2025, served as a Senior Portfolio Manager at Columbia Threadneedle Investments from 2011 to 2021, and held various roles in investment research, venture capital, business development and software engineering, with a proven track record of scaling assets and driving product innovation.

Thank You!

Bitmine

The Alchemy of 5%

NYSE: BMNR